Exhibit 4.2
Oncor Electric Delivery Company LLC
5.00% Senior Secured Notes due 2017
5.75% Senior Secured Notes due 2020
Registration Rights Agreement
October 8, 2010
Barclays Capital Inc.
Citigroup Global Markets Inc.
Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
RBS Securities Inc.
Credit Agricole Securities (USA) Inc.
Deutsche Bank Securities Inc.
Ladies and Gentlemen:
          Oncor Electric Delivery Company LLC, a Delaware limited liability company (the “Issuer”), proposes to participate in Exchange Offers with you (the “Dealer Managers”) upon the terms set forth in the Dealer-Manager Agreement (as defined herein) in connection with the Issuers’s offer to exchange (i) up to $350,000,000 of its outstanding 6.375% Senior Secured Notes due 2012 for the Issuer’s 5.00% Senior Secured Notes due 2017 (the “2017 Notes”) and (ii) up to $325,000,000 of its outstanding 5.95% Senior Secured Notes due 2013 for the Issuer’s 5.75% Senior Secured Notes due 2020 (the “2020 Notes” and, collectively, with the 2017 Notes, the “Notes”). Pursuant to the Dealer-Manager Agreement, the Issuer and you agree for the benefit of the holders (as defined herein) and any subsequent holder or holders of the Registrable Securities (as defined herein) as follows:
1. Certain Definitions. For purposes of this Registration Rights Agreement (this “Agreement”), the following terms shall have the following respective meanings:
     “2017 Notes” shall have the meaning set forth in the preamble hereof.
     “2020 Notes” shall have the meaning set forth in the preamble hereof.
     “Additional Interest” shall have the meaning assigned thereto in Section 2(d).
     “Affiliate Investor” means any of the several Holders (as defined in the Indenture) that owns any Securities or Exchange Securities to the extent that such person is included in a Market Making Shelf Registration Statement in accordance with Section 2(c) hereof.
     “Base Interest” shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.
     “broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

     “Business Day” shall have the meaning set forth in Rule 13e-4(a)(3) promulgated by the Commission under the Exchange Act, as the same may be amended or succeeded from time to time.
     “Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.
     “Dealer Manager” shall have the meaning set forth in the preamble hereof.
     “Dealer-Manager Agreement” shall mean that certain Dealer-Manager Agreement by and among the Issuer and the Dealer Managers, dated September 8, 2010.
     “EDGAR System” means the EDGAR filing system of the Commission and the rules and regulations pertaining thereto promulgated by the Commission in Regulation S-T under the Securities Act and the Exchange Act, in each case as the same may be amended or succeeded from time to time (and without regard to format).
     “Effective Time,” in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective pursuant to the Securities Act, (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective pursuant to the Securities Act and (iii) a Market Making Shelf Registration, shall mean the time and date as of which the Commission declares the Market Making Shelf Registration Statement effective or as of which the Market Making Shelf Registration Statement otherwise becomes effective pursuant to the Securities Act.
     “Electing Holder” shall mean any holder of Registrable Securities that has timely returned a completed and signed Notice and Questionnaire to the Issuer in accordance with Section 3(d)(ii) and the instructions set forth in the Notice and Questionnaire.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.
     “Exchange Offer” shall have the meaning assigned thereto in Section 2(a).
     “Exchange Registration” shall have the meaning assigned thereto in Section 3(c).
     “Exchange Registration Statement” shall have the meaning assigned thereto in Section 2(a).
     “Exchange Securities” shall have the meaning assigned thereto in Section 2(a).
     “holder” shall mean each person who is a registered owner of Registrable Securities, and each of its respective successors, assigns and direct and indirect transferees, in each case, for so long as they own beneficial interests in any Registrable Securities.
     “Indenture” shall mean the Indenture (for Unsecured Debt Securities), dated as of August 1, 2002, between the Issuer and The Bank of New York Mellon, as Trustee, governing the Notes, as the same may be amended and supplemented from time to time.
     “Issue Date” shall mean October 8, 2010, the date of original issuance of the Securities.

     “Market Maker” shall mean Goldman, Sachs & Co. or any of its respective affiliates. If, however, any of the other Dealer Managers is either formally or informally deemed by the Commission to be an affiliate of the Issuer for purposes of Section 4(3) of the Securities Act, then Market Maker shall also mean such Dealer Manager. If any Market Maker (including as defined in the previous sentence) is neither formally nor informally deemed by the Commission to be an affiliate of the Issuer for purposes of Section 4(3) of the Securities Act, then Market Maker shall not mean such person.
     “Market-Making Conditions” shall have the meaning assigned thereto in Section 2(c).
     “Market Making Shelf Registration” shall have the meaning assigned thereto in Section 2(c).
     “Market Making Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(c).
     “Material Adverse Effect” shall have the meaning set forth in Section 5(c).
     “Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.
     “person” shall mean a corporation, limited liability company, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.
     “Registrable Securities” shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security upon the earliest to occur of the following: (i) in the circumstances contemplated by Section 2(a), the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in Section 2(a) (provided that any Exchange Security that, pursuant to the penultimate sentence of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 until resale of such Registrable Security has been effected within the 90-day period referred to in Section 2(a)); (ii) in the circumstances contemplated by Section 2(b), a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Security is sold pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Issuer or pursuant to the Indenture; (iv) two years have elapsed since the Issue Date; or (v) such Security shall cease to be outstanding.
     “Registration Default” shall have the meaning assigned thereto in Section 2(d).
     “Registration Default Period” shall have the meaning assigned thereto in Section 2(d).
     “Registration Expenses” shall have the meaning assigned thereto in Section 4.
     “Resale Period” shall have the meaning assigned thereto in Section 2(a).
     “Restricted Holder” shall mean (i) a holder that is an affiliate of the Issuer within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange

Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Issuer.
     “Rule 144,” “Rule 144A,” “Rule 405,” “Rule 415,” “Rule 424,” “Rule 430B” and “Rule 433” shall mean, in each case, such rule promulgated by the Commission under the Securities Act (or any successor provision), as the same may be amended or succeeded from time to time.
     “Secondary Offer Registration Statement” shall mean (i) the Shelf Registration Statement required to be filed by the Issuer pursuant to Section 2(b), and/or (ii) the Market Making Shelf Registration Statement required to be filed by the Issuer pursuant to Section 2(c), in each case, as applicable; provided, however, that references in this Agreement to a Secondary Offer Registration Statement shall not be deemed to include a Market Making Shelf Registration Statement at any time during which the Market-Making Conditions are not applicable. As used herein, references to a Secondary Offer Registration Statement in the singular shall, if applicable, be deemed to be in the plural.
     “Secondary Offer Shelf Registration” shall mean the filing of a Secondary Offer Registration Statement.
     “Securities” shall mean, collectively, the Notes and the securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.
     “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.
     “Shelf Registration” shall have the meaning assigned thereto in Section 2(b).
     “Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(b).
     “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.
     “Trustee” shall mean The Bank of New York Mellon, as trustee under the Indenture, together with any successors thereto in such capacity.
                    Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.
2. Registration Under the Securities Act.
     (a) Except as set forth in Section 2(b) below, the Issuer agrees to file under the Securities Act, one or more registration statements relating to an offer to exchange (such registration statements, together, the “Exchange Registration Statement,” and such offer, the “Exchange Offer”) any and all of the Securities for a like aggregate principal amount of debt securities issued by the Issuer, which debt securities are substantially identical to the Securities (and are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for Additional Interest contemplated in

Section 2(d) below (such new debt securities hereinafter called “Exchange Securities”). The Issuer agrees to use all commercially reasonable efforts to cause the Exchange Registration Statement to become effective under the Securities Act no later than 270 days after the Issue Date and consummate the Exchange Offer within 315 days after the Issue Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Issuer further agrees to use all commercially reasonable efforts to (i) commence the Exchange Offer promptly following the Effective Time of such Exchange Registration Statement, (ii) hold the Exchange Offer open for at least 20 Business Days in accordance with Regulation 14E promulgated by the Commission under the Exchange Act, or longer, if required by the federal securities laws and (iii) exchange Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn promptly following the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been “completed” only: (i) if the Exchange Securities received by holders, other than Restricted Holders, in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America and (ii) upon the Issuer having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 20 Business Days following the commencement of the Exchange Offer. The Issuer agrees (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Registration Statement effective for a period (the “Resale Period”) beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 90th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Subsections 6(a), (e), (f) and (g). Interest on each Exchange Security issued pursuant to the Exchange Offer will accrue from the last date on which interest was paid on the Security surrendered in exchange therefor or, if no interest has been paid on such Security, from the Issue Date.
     (b) If (i) on or prior to the time the Exchange Offer is completed, existing law or Commission interpretations are changed such that the debt securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Exchange Offer has not been completed by the 315th day following the Issue Date, (iii) any holder of Registrable Securities notifies the Issuer prior to the 20th Business Day following the completion of the Exchange Offer that: (A) it is prohibited by law or Commission policy from participating in the Exchange Offer, (B) it may not resell the Exchange Securities to the public without delivering a prospectus and the prospectus supplement contained in the Exchange Registration Statement is not appropriate or available for such resales or (C) it is a broker-dealer and owns Securities acquired directly from the Issuer or an affiliate of the Issuer, or (iv) the Issuer so elects, then the Issuer shall, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated by Section 2(a), file under the Securities Act one or more “shelf” registration statements providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar Rule that may be adopted by the Commission (such filing, the “Shelf Registration,” and any such registration statements, a “Shelf Registration Statement”). The Issuer agrees to use all commercially reasonable efforts to cause the Shelf Registration Statement to become or be declared effective within the later of 180 days after such Shelf Registration Statement filing obligation arises or 270 days after the Issue Date; provided that if at any time the Issuer is or becomes a “well-known seasoned issuer” (as defined in Rule 405) and is eligible to file an “automatic shelf registration statement” (as defined in Rule 405), then the Issuer shall file the Exchange Registration Statement in the form of an automatic shelf registration statement as provided in Rule 405. The Issuer agrees to use all commercially reasonable efforts to keep such Shelf Registration Statement continuously effective for two years following the Issue Date (subject to extension pursuant to Section 3(j)) or for such shorter period which will terminate when all of the securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be Registrable Securities. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder. The Issuer agrees, after the Effective Time of the Shelf Registration Statement and promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to use all commercially reasonable efforts to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement (whether by post-effective amendment thereto or by filing a prospectus pursuant to Rules 430B and 424(b) under the Securities Act identifying such holder); provided, however, that nothing in this sentence shall (A) relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Issuer in accordance with Section 3(d)(ii) or (B) require the Issuer to file more than one post-effective amendment to the Shelf Registration Statement in any 45-day period.
     (c) For the sole benefit of each Market Maker or any of their affiliates (as defined under the rules and regulations of the Commission), so long as (x) any of the Registrable Securities are outstanding and (y) it would be necessary under applicable laws, rules and regulations, in the reasonable opinion of any Market Maker, for such Market Maker or any of its affiliates to deliver a prospectus in connection with market-making activities with respect to the Registrable Securities or Exchange Securities and such Market Maker or such affiliate proposes to make a market in the Registrable Securities or Exchange Securities as part of its business in the ordinary course (the “Market-Making Conditions”), the following provisions shall apply for the sole benefit of each Market Maker and its affiliates (it being understood that only a person for whom the Market-Making Conditions apply at the applicable time shall be entitled to the use of a Market Making Shelf Registration Statement and related provisions of this Agreement), the Issuer shall use all commercially reasonable efforts to file under the Securities Act, prior to the Effective Time of an Exchange Registration Statement or a Shelf Registration Statement, whichever occurs first, a “shelf” registration statement (which may be the Exchange Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the Commission) pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission providing for the registration of, and the sale on a continuous or delayed basis in secondary transactions by each Market Maker of, Securities (in the event of a Shelf Registration) or Exchange Securities (in the event of an Exchange Offer) (such filing, the “Market Making Shelf Registration,” and such registration statement, the “Market Making Shelf Registration Statement”). The Issuer agrees to use all commercially reasonable efforts to cause the Market Making Shelf Registration Statement to become or be declared effective on or prior to (i) the date the Exchange Offer is completed pursuant to Section 2(a) above or (ii) the date the Shelf Registration becomes or is declared effective pursuant to Section 2(b) above, and to keep such Market Making Shelf Registration Statement continuously effective for so long as any Market Maker may be required to deliver a prospectus in connection with transactions in the Securities or the Exchange Securities, as the case may be. In the event that a Market Maker holds Securities at the time an Exchange Offer is to be conducted under Section 2(a) above, the Issuer agrees that the Market Making Shelf Registration shall provide for the resale by such Market Maker of such Securities and shall use its commercially reasonable efforts to keep the Market Making Shelf Registration Statement continuously effective until such time as such Market Maker determines in its reasonable judgment that it is no longer required to deliver a prospectus in connection with the sale of such Securities. Notwithstanding the foregoing or anything contained in this Agreement to the contrary, upon 30 days prior written notice to the Market Makers, the Issuer shall not be required to maintain the effectiveness of the Market Making Shelf Registration Statement at any time after the tenth anniversary of the Issue Date.
     Notwithstanding anything to the contrary in this Section 2(c), upon at least 10 Business Days prior written notice to each Market Maker, the Issuer may elect to cause the Market Making Shelf Registration Statement to provide for the registration of, and the sale on a continuous or delayed basis in secondary transactions by any Affiliate Investor of, Securities (in the event of a Shelf Registration) or Exchange Securities (in the event of an Exchange Offer) regardless of whether such Affiliate Investor otherwise would qualify as an Electing Holder eligible to participate in a Shelf Registration Statement in accordance with Section 2(b) hereof; provided however, if any Market Maker requests in writing at any time that the Issuer exclude any or all Affiliate Investors from the Market Making Shelf Registration Statement, then the Issuer shall either omit such Affiliate Investors from inclusion in the Market Making Shelf Registration Statement or promptly amend the Market Making Shelf Registration Statement to exclude them from the Market Making Shelf Registration Statement. The inclusion of any Affiliate Investor in the Market Making Shelf Registration Statement shall not affect the rights of any Market Maker to make any determinations otherwise provided exclusively to each Market Maker in this Agreement.
     Notwithstanding the foregoing, the Issuer may suspend the offering and sale under the Market Making Shelf Registration Statement for one or more periods if the Issuer determines that such registration would require (i) disclosure of an event at such time as could reasonably be expected to have a material adverse effect on the business operations or prospects of the Issuer (ii) disclosure of material information relating to a corporate development or (iii) such Market Making Shelf Registration Statement or amendment or supplement thereto contains an untrue statement of material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Issuer shall promptly notify each Market Maker when the Market Making Shelf Registration Statement may once again be used.
     (d) In the event that (i) the Exchange Registration Statement (or, if a change in law or in applicable interpretations of the staff of the Commission does not permit the Issuer to effect an Exchange Offer, the Shelf Registration Statement) is not declared effective by the Commission within 270 days after the Issue Date; or (ii) the Exchange Offer is not consummated within 315 days after the Issue Date (unless the Issuer is not permitted to effect an Exchange Offer as specified in clause (i) above); or (iii) the Shelf Registration Statement (except as specified in clause (i)) is not declared effective by the Commission within the later of (x) 180 days after being required to file a Shelf Registration Statement and (y) 270 days after the Issue Date; or (iv) (A) after the Exchange Registration Statement is declared effective, such registration statement thereafter ceases to be effective at any time during the period in which the Issuer is required to keep it effective hereunder, or (B) after the Shelf Registration Statement has been declared effective, such registration statement ceases to be effective or usable in connection with resales of Securities at any time prior to the expiration of two years from the Issue Date (other than as expressly permitted by this Agreement or after such time as all Securities have been disposed of thereunder or otherwise cease to be Registrable Securities) (each such event referred to in clauses (i) through (iv), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), additional interest (“Additional Interest”), in addition to the Base Interest, shall accrue on the outstanding principal amount of the affected Registrable Securities at a per annum rate of 0.50% until the earlier of the expiration of the Registration Default Period or the second anniversary of the Issue Date; provided, however, that the Additional Interest rate may not exceed in the aggregate 0.50%

per annum. Additional Interest shall accrue and be payable only with respect to a single Registration Default at any given time, notwithstanding the fact that multiple Registration Defaults may exist at such time. The accrual of Additional Interest shall be the exclusive monetary remedy available to the holders of Registrable Securities for any Registration Default. Any amounts of Additional Interest due pursuant to this Section 2(d) will be payable in cash on the relevant payment dates for the payment of interest on the Notes pursuant to the Indenture.
     (e) The Issuer shall take all actions necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated.
     (f) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.
               3. Registration Procedures.
               If the Issuer files a registration statement pursuant to Section 2(a), Section 2(b) or Section 2(c), the following provisions shall apply:
     (a) At or before the Effective Time of the Exchange Registration, the Shelf Registration or the Market Making Shelf Registration, whichever may be first, the Issuer shall qualify the Indenture under the Trust Indenture Act.
     (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Issuer shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.
     (c) In connection with the Issuer’s obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the “Exchange Registration”), if applicable, the Issuer shall:
     (i) prepare and file with the Commission an Exchange Registration Statement on any form which may be utilized by the Issuer and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use all commercially reasonable efforts to cause such Exchange Registration Statement to become effective no later than 270 days after the Issue Date;
     (ii) promptly prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

     (iii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such Exchange Registration Statement, and confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information relating to such Exchange Registration Statement or prospectus, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Issuer contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) of the occurrence of any event that causes the Issuer to become an “ineligible issuer” as defined in Rule 405, (G) if at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or (H) when the Issuer reasonably determines that a post-effective amendment to the Exchange Registration Statement would be appropriate;
     (iv) in the event that the Issuer would be required, pursuant to Section 3(c)(iii)(G), to notify any broker-dealers holding Exchange Securities (except as otherwise permitted during any period in which dispositions under the registration statement is suspended hereunder), promptly prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
     (v) use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;
     (vi) use all commercially reasonable efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, to the extent required by such laws, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period, (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period; provided, however, that the Issuer shall not be required for any such purpose to (1) qualify as a foreign limited liability company in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of formation or limited liability company agreement or other governing documents or any agreement between it and its members;
     (vii) provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and
     (viii) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders, no later than eighteen months after the Effective Time of such Exchange Registration Statement, an earnings statement of the Issuer and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Issuer, Rule 158 thereunder).
     (d) In connection with the Issuer’s obligations with respect to any Secondary Offer Shelf Registration, if applicable, the Issuer shall use all commercially reasonable efforts to cause the applicable Secondary Offer Registration Statement to permit the disposition of Registrable Securities by the holders thereof, in the case of the Shelf Registration, and of Securities or Exchange Securities by any Market Maker and Affiliate Investor in the case of a Market Making Shelf Registration (in each case, subject to any applicable period in which dispositions under the registration statement is suspended hereunder), in accordance with the intended method or methods of disposition thereof provided for in the applicable Secondary Offer Registration Statement. In connection therewith, the Issuer shall:
     (i) (A) prepare and file with the Commission, within the time periods specified in Section 2(b) and Section 2(c) hereof, as applicable, a Secondary Offer Registration Statement on any form which may be utilized by the Issuer, which shall register all of the Registrable Securities, in the case of a Shelf Registration, and the Securities and Exchange Securities, in the case of a Market Making Shelf Registration, for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by the holders of the Registrable Securities as, from time to time, may be Electing Holders, in the case of a Shelf Registration, or any Market Maker and any Affiliate Investor, in the case of a Market Making Shelf Registration, and (B) use all commercially reasonable efforts to cause each such Secondary Offer Registration Statement to become effective within the time periods specified in Section 2(b) and Section 2(c) hereof, as applicable;
     (ii) mail the Notice and Questionnaire to the holders of Registrable Securities (A) not less than 30 days prior to the anticipated Effective Time of the Shelf Registration Statement or (B) in the case of an “automatic shelf registration statement” (as defined in Rule 405), mail the Notice and Questionnaire to the holders of Registrable Securities not later than the Effective Time of such Shelf Registration Statement, and in any such case no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless and until such holder has returned a completed and signed Notice and Questionnaire to the Issuer; in the case of any Affiliate Investor that desires to participate in any Market Making Shelf

Registration, such Affiliate Investor shall have returned a completed and signed Notice and Questionnaire to the Issuer prior to the time that the Issuer notifies each Market Maker of its intention to include such Affiliate Investor in the Market Making Shelf Registration, and the responses by the Affiliate Investor in such Notice and Questionnaire shall be reasonably satisfactory to each of the Issuer and each Market Maker; provided, however, that holders of Registrable Securities (in the case of a Shelf Registration Statement) or any Affiliate Investor (in the case of a Market Making Shelf Registration) shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holder or provided to such Affiliate Investor to return a completed and signed Notice and Questionnaire to the Issuer. Each holder as to which any Shelf Registration Statement is being filed and each Affiliate Investor agrees promptly to furnish to the Issuer all information with respect to such Holder or Affiliate Investor, as the case may be, necessary to make the information previously furnished to the Issuer by such holder or Affiliate Investor not materially misleading;
     (iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder that could not have participated in the Exchange Offer, promptly send a Notice and Questionnaire to such holder; provided that (A) the Issuer shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities unless the Issuer is permitted by applicable law to take such action by means of a prospectus supplement and such holder has returned a completed and signed Notice and Questionnaire to the Issuer and (B) nothing in this clause (iii) shall require the Issuer to file a prospectus supplement more than once in any 30-day period;
     (iv) as soon as practicable (A) prepare and file with the Commission such amendments and supplements to the Secondary Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Secondary Offer Registration Statement for the period specified in Section 2(b) and Section 2(c) hereof, as applicable, and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Secondary Offer Registration Statement and, in the case of an amendment to or supplement of the Market Making Shelf Registration Statement, and (B) furnish to the Electing Holders, in the case of a Shelf Registration, and each Market Maker and any Affiliate Investor, in the case of a Market Making Shelf Registration, copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission to the extent such documents are not publicly available on the Commission’s EDGAR System;
     (v) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities, Securities or Exchange Securities, as applicable, covered by such Secondary Offer Registration Statement in accordance with the intended methods of disposition provided for therein by the Electing Holders, in the case of a Shelf Registration, or any Market Maker and any Affiliate Investor, in the case of a Market Making Shelf Registration;
     (vi) provide (A) with respect to a Shelf Registration, a representative of the Electing Holders and not more than one counsel for all the Electing Holders, in each case designated by the holders of at least a majority in aggregate principal amount of the Registrable Securities held by the Electing Holders (which counsel shall be reasonably satisfactory to the Issuer), and (B) with respect to a Market

Making Shelf Registration, each Market Maker and one counsel for all Market Makers and any Affiliate Investor, the opportunity to reasonably participate in the preparation of such Secondary Offer Registration Statement, each prospectus included therein or filed with the Commission and each amendment thereto;
     (vii) for a reasonable period prior to the filing of such Secondary Offer Registration Statement, and throughout the periods specified in Section 2(b) or Section 2(c) hereof, as applicable, make available at reasonable times at the Issuer’s principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the Issuer that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration, or the Securities or Exchange Securities pursuant to the Market Making Shelf Registration, as applicable, such financial and other information and books and records of the Issuer, and cause the officers, employees, counsel and independent certified public accountants of the Issuer to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege, in such counsel’s reasonable belief), in the judgment of the respective counsel referred to in Section 3(d)(vi), to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering on behalf of the Electing Holders shall be conducted by one counsel designated by the holders of at least a majority in aggregate principal amount of the Registrable Securities held by the Electing Holders at the time outstanding and any managing underwriter participating in the distribution of the Registrable Securities being sold; and provided further that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Issuer as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Secondary Offer Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Issuer prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Secondary Offer Registration Statement or the prospectus included therein or in an amendment to such Secondary Offer Registration Statement or an amendment or supplement to such prospectus in order that such Secondary Offer Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
     (viii) promptly notify each of the Electing Holders, any managing underwriter, each Market Maker or each of the Affiliate Investors, as applicable, and confirm such advice in writing, (A) when such Secondary Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Secondary Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto which are relevant to the Electing Holders, any managing underwriter, any Market Maker or an Affiliate Investor, as applicable, or any request by the Commission for amendments or supplements to such Secondary Offer Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Secondary Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Issuer set forth in Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities or the Securities or Exchange Securities, as applicable, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) of the occurrence of any event that causes the Issuer to become an “ineligible issuer” as defined in Rule 405, (G) if at any time when a prospectus is required to be delivered under the Securities Act, that such Secondary Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or (H) when the Issuer reasonably determines that a post-effective amendment to the Secondary Offer Registration Statement would be appropriate;
     (ix) use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Secondary Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;
     (x) if requested by any managing underwriter, Electing Holder, any Market Maker or any Affiliate Investor, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and, if in connection with such prospectus supplement or post-effective amendment, as such managing underwriter, Electing Holder, such Market Maker or such Affiliate Investor specifies should be included therein relating to the terms of the sale of such Registrable Securities or such Securities or Exchange Securities, as applicable, including information with respect to the principal amount of Registrable Securities or Securities or Exchange Securities, as applicable, being sold by such Electing Holder, managing underwriter, such Market Maker or any Affiliate Investor, the name and description of such managing underwriter, Electing Holder, such Market Maker or any Affiliate Investor, the offering price of such Registrable Securities or such Securities or Exchange Securities, as applicable, and any discount, commission or other compensation payable in respect thereof and with respect to any other terms of the offering of the Registrable Securities or the Securities or Exchange Securities, as applicable, to be sold by such Electing Holder, managing underwriter, such Market Maker or any Affiliate Investor; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;
     (xi) furnish upon request to each managing underwriter, each Market Maker and each Electing Holder and the respective counsel referred to in Section 3(d)(vii) an executed copy (or, in the case of an Electing Holder or Affiliate Investor, a conformed copy) of such Secondary Offer Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Secondary Offer Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Market Maker, managing underwriter, Electing Holder or Affiliate Investor) and of the prospectus included in such Secondary Offer Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act to the extent such documents are not available through the Commission’s EDGAR System, and such other documents, as such Market Maker, such managing underwriter, Electing Holder or Affiliate Investor may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder or underwritten by such managing underwriter, the Securities or Exchange Securities owned by such Market Maker or such Affiliate Investor, as applicable, and to permit such Electing Holder and managing underwriter, if any, and Affiliate Investor to satisfy the prospectus delivery requirements of the Securities Act; and subject to Section 3(e), the Issuer hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Market Maker, Electing Holder, managing underwriter and Affiliate Investor (in each case subject to any applicable Suspension Period), in each case in the form most recently provided to such person by the Issuer, in connection with the offering and sale of the Registrable Securities, Securities or Exchange Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;
     (xii) use all commercially reasonable efforts to (A) register or qualify the Registrable Securities to be included in such Secondary Offer Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder, managing underwriter, Market Maker or Affiliate Investor shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) or the period the Market Making Shelf Registration is required to remain effective under Section 2(c), as applicable, and for so long as may be necessary to enable any such Market Maker, Electing Holder, underwriter or Affiliate Investor to complete its distribution of Registrable Securities pursuant to such Secondary Offer Registration Statement, (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, managing underwriter, Affiliate Investor and Market Maker, as applicable, to consummate the disposition in such jurisdictions of such Registrable Securities and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect such Secondary Offer Registration Statement or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities; provided, however, that the Issuer shall not be required for any such purpose to (1) qualify as a foreign limited liability company in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of formation or limited liability company agreement or other governing documents or any agreement between it and its members;
     (xiii) unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders, managing underwriters and each Market Maker to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be printed, penned, lithographed, engraved or otherwise produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends;
     (xiv) provide a CUSIP number for all Registrable Securities, Securities or Exchange Securities, as applicable, not later than the applicable Effective Time;
     (xv) notify in writing each holder of Registrable Securities and each Market Maker of any proposal by the Issuer to amend or waive any provision of this Agreement pursuant to Section 9(h) and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;
     (xvi) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than eighteen months after the Effective Time of such Secondary Offer Registration Statement an earnings statement of the Issuer and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Issuer, Rule 158 thereunder); and
     (xvii) for so long as any Market Maker may be required to deliver a prospectus in connection with the offer and sale of Securities or Exchange Securities in secondary transactions, to deliver to each Market Maker (A) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or interdealer automated quotation system on which the Securities or Exchange Securities or any other securities of the Issuer are listed or quoted and (B) to the extent the Issuer has previously made a “public disclosure” within the meaning of Rule 101(e) of Regulation FD (or any successor rule), such additional information concerning the business and financial condition of the Issuer and its subsidiaries.
     (e) In the event that the Issuer would be required, pursuant to Section 3(d)(ix)(G), to notify the Electing Holders, managing underwriters, the Market Makers or Affiliate Investors, the Issuer shall promptly prepare and furnish to each Electing Holder, managing underwriter, Market Maker and Affiliate Investor a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, Securities or Exchange Securities, as applicable, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.
     (f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire as to which any Shelf Registration pursuant to Section 2(b) is being effected or to be provided by each Market Maker and each Affiliate Investor in connection with the Market Making Shelf Registration pursuant to Section 2(c), the Issuer may require such Electing Holder, Market Maker or an Affiliate Investor, as applicable, to furnish to the Issuer such additional information regarding such Electing Holder, Market Maker or Affiliate Investor, and such Electing Holder’s, Market Maker’s or Affiliate Investor’s, intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act. Each such Electing Holder, Market Maker and Affiliate Investor agrees to notify the Issuer as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder, Market Maker or Affiliate Investor, to the Issuer or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration or Market Making Shelf

Registration, as applicable, contains or would contain an untrue statement of a material fact regarding such Electing Holder, Market Maker or Affiliate Investor, or such Electing Holder’s, Market Maker’s or Affiliate Investor’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder, Market Maker or an Affiliate Investor, or such Electing Holder’s, Market Maker’s or Affiliate Investor’s intended method of disposition of such Registrable Securities, Securities or Exchange Securities, as applicable, required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Issuer any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder, Market Maker or Affiliate Investor, or the disposition of such Registrable Securities, Securities or Exchange Securities, as applicable, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.
     (g) Until the expiration of two years after the Exchange Date, the Issuer will not, and will not permit any of its controlled “affiliates” (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement, or a valid exemption from the registration requirements, under the Securities Act.
     (h) As a condition to its participation in the Exchange Offer, each holder of Registrable Securities shall furnish, upon the request of the Issuer, a written representation to the Issuer (which may be contained in the letter of transmittal or “agent’s message” transmitted via The Depository Trust Company’s Automated Tender Offer Procedures, in either case contemplated by the Exchange Registration Statement) to the effect that (A) it is not an “affiliate” of the Issuer, as defined in Rule 405 of the Securities Act, or if it is such an “affiliate,” it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (B) it is not engaged in and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer, (C) it is acquiring the Exchange Securities in its ordinary course of business, (D) if it is a broker-dealer that holds Securities that were acquired for its own account as a result of market-making activities or other trading activities (other than Securities acquired directly from the Issuer or any of its affiliates), it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by it in the Exchange Offer, (E) if it is a broker-dealer, that it did not purchase the Securities to be exchanged in the Exchange Offer from the Issuer or any of its affiliates, and (F) it is not acting on behalf of any person who could not truthfully and completely make the representations contained in the foregoing subclauses (A) through (E).
     (i) Notwithstanding anything to the contrary contained herein, the Issuer may for valid business reasons, including without limitation, a potential acquisition, divestiture of assets or other material corporate transaction, issue a notice that a Market Making Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Securities or Exchange Securities, as applicable, and may issue any notice suspending use of such Market Making Shelf Registration Statement required under applicable securities laws to be issued for so long as valid business reasons exist and the Issuer shall not be obligated to amend or supplement such Market Making Shelf Registration Statement or the prospectus included therein until it reasonably deems appropriate. Each Market Maker agrees that upon receipt of any notice from the Issuer pursuant to this Section 3(i), it will discontinue use of each Market Making Shelf Registration Statement until receipt of copies of the supplemented or amended prospectus relating thereto or until advised in writing by the Issuer that the use of a Market Making Shelf Registration Statement may be resumed.

     (j) In the case (1) of a Secondary Offer Registration Statement or (2) broker-dealers who will be utilizing the prospectus contained in the Exchange Registration Statement are seeking to sell Exchange Securities and are required to deliver such prospectuses, each holder, managing underwriter, Market Maker and Affiliate Investor agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 3(c)(iii)(B) through (H) or Section 3(d)(ix)(B) through (H), such holder, managing underwriter, Market Maker and Affiliate Investor will forthwith discontinue disposition of Securities pursuant to a Secondary Offer Registration Statement or an Exchange Registration Statement until such holder’s, managing underwriter’s, Market Maker’s and Affiliate Investor’s receipt of the copies of the supplemented or amended prospectus pursuant to the terms hereof or until it is advised in writing (the “Advice”) by the Issuer that the use of the applicable prospectus contained in the Secondary Offer Registration Statement or the Exchange Registration Statement may be resumed, and, if so directed by the Issuer, such holder, managing underwriter, Market Maker and Affiliate Investor will deliver to the Issuer (at the Issuer’s expense) all copies in such holder’s, managing underwriter’s, Market Maker’s and Affiliate Investor’s possession, other than permanent file copies then in such holder’s, managing underwriter’s, Market Maker’s and Affiliate Investor’s possession, of the prospectus covering such Securities, as the case may be, current at the time of receipt of such notice. Additionally, notwithstanding anything to the contrary in Section 2(b), upon notice to the Electing Holders, the Issuer may suspend the disposition of Securities under a Shelf Registration Statement, or extend the time period in which it is required to file the Shelf Registration Statement for one or more periods of up to 90 days in the aggregate in any 12-month period if the Board of Directors of the Issuer determines that there is a valid business purpose for suspension of the Shelf Registration Statement; provided that the Issuer shall promptly notify the Electing Holders when the Shelf Registration Statement may once again be used or is effective. If the Issuer shall give any such notice to suspend the disposition of Securities, as the case may be, pursuant to a Secondary Offer Registration Statement or an Exchange Registration Statement, the Issuer shall file and use its reasonable best efforts to have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Secondary Offer Registration Statement or the Exchange Registration Statement. The Issuer shall extend the period during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Issuer shall have made available to the holders (x) copies of the supplemented or amended prospectus contained in the Shelf Registration Statement necessary to resume such dispositions or (y) the Advice.
4. Registration Expenses.
               The Issuer agrees to bear and to pay or cause to be paid promptly all expenses incident to the Issuer’s performance of or compliance with this Agreement, including (a) all Commission and any FINRA registration, filing and review fees and expenses including reasonable fees and disbursements of counsel for the Electing Holders, underwriters and Affiliate Investors, and one counsel for the Market Makers collectively, in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Registrable Securities, Securities or Exchange Securities, as applicable, for offering and sale under the state securities and blue sky laws referred to in Section 3(d)(xii) and determination of their eligibility for investment under the laws of such jurisdictions as the Electing Holders, any underwriters, Market Makers or Affiliate Investors may designate, including any reasonable fees and disbursements of counsel for the Electing Holders, any underwriters and Affiliate Investors, and one counsel for the Market Makers collectively, in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Registrable Securities or Exchange Securities, as applicable, for delivery and the expenses of printing or producing any selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Registrable Securities, Securities or Exchange Securities, as applicable, to be disposed of (including certificates representing the Registrable Securities or Exchange Securities, as applicable), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Registrable Securities or Exchange Securities, as applicable, and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any custodian, (f) the Issuer’s internal expenses (including all salaries and expenses of the Issuer’s officers and employees performing legal or accounting duties), (g) reasonable fees, disbursements and expenses of counsel and independent certified public accountants of the Issuer, (h) reasonable fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Issuer), one counsel for the Market Makers retained in connection with a Market Making Shelf Registration, as selected by the Market Makers, and one counsel for the Affiliate Investors retained in connection with a Market Making Shelf Registration, as selected by the Affiliate Investors of at least a majority in aggregate principal amount of the Registrable Securities held by such Affiliate Investors, (i) any fees charged by securities rating services for rating the Registrable Securities or Exchange Securities, as applicable, and (j) fees, expenses and disbursements of any other persons, including special experts, retained by the Issuer in connection with such registration (collectively, the “Registration Expenses”). Notwithstanding anything to the contrary contained herein, the Issuer shall have no obligation to pay any amounts exceeding $15,000 in the aggregate for fees and expenses incurred (other than by the Market Makers) in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or holders in connection with blue sky qualification of any of the Registrable Securities, Securities and Exchange Securities) and compliance with the rules of FINRA. To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities, any Market Maker or Affiliate Investor, the Issuer shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered, or any Market Maker or any Affiliate Investor, as applicable, shall pay all placement or agency fees and commissions and underwriting discounts and commissions, if any, and transfer taxes, if any, attributable to the sale of such Registrable Securities or Exchange Securities, as applicable, and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.
          5. Representations and Warranties.
               The Issuer represents and warrants to, and agrees with, each Market Maker that:
     (a) Each registration statement covering Registrable Securities, Securities or Exchange Securities, as applicable, and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than (A) from (i) such time as a notice has been given to holders of Registrable Securities or Market Makers or Affiliate Investors, as applicable, pursuant to Section 3(c)(iii)(G) or Section 3(d)(ix)(G) until (ii) such time as the Issuer furnishes an amended or supplemented prospectus pursuant to Section 3(c)(iv) or Section 3(e) or (B) during any applicable period in which dispositions under the registration statement is suspended hereunder, each such registration statement, and each prospectus

(including any summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d), as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer by a holder of Registrable Securities, any Market Maker or an Affiliate Investor, as applicable, expressly for use therein, which information, with respect to information provided by any Market Maker for inclusion in the prospectus forming a part of the Market Making Shelf Registration Statement the parties hereto agree will be limited to the statements concerning the market-making activities of the Market Makers to be set forth on the cover page and in the “Plan of Distribution” section of the prospectus forming a part of the Market Making Shelf Registration Statement and in the analogous section of the Canadian wrapper, if any, of such prospectus.
     (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a), when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer by a holder of Registrable Securities, any Market Maker or an Affiliate Investor, as applicable, expressly for use therein, which information, with respect to information provided by the Market Maker for inclusion in the prospectus forming a part of the Market Making Shelf Registration Statement the parties hereto agree will be limited to the statements concerning the market-making activities of the Market Makers to be set forth on the cover page and in the “Plan of Distribution” section of the prospectus forming a part of the Market Making Shelf Registration Statement and in the analogous section of the Canadian wrapper, if any, of such prospectus.
     (c) The compliance by the Issuer with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries is bound or to which any of the property or assets of the Issuer or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the certificate of formation or the limited liability company agreement or other governing documents, as applicable, of the Issuer or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of its subsidiaries or any of their respective properties, except in the case of (i) and (iii) above, for such conflicts, breaches, violations or defaults as would not reasonably be expected to result in a material adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Issuer and its subsidiaries, taken as a whole (a “Material Adverse Effect”); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Issuer of the transactions contemplated by this Agreement, except (w) the registration under the Securities Act of the Registrable Securities, Securities or Exchange Securities, as applicable, and qualification of the Indenture under the Trust Indenture Act and (x) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the offering and distribution of the Registrable Securities, Securities or Exchange Securities, as applicable, (y) such consents, approvals, authorizations, registrations or qualifications that have been obtained and are in full force and effect as of the date hereof and (z) such consents, approvals, authorizations, registrations or qualifications that the failure to have would not reasonably be expected to have a Material Adverse Effect.
               This Agreement has been duly authorized, executed and delivered by the Issuer.
6. Indemnification and Contribution.
     (a) Indemnification by the Issuer. The Issuer will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Registration Statement, each of the Electing Holders of Registrable Securities included in a Shelf Registration Statement, each of the Market Makers as holders of Registrable Securities or Exchange Securities included in a Market Making Shelf Registration Statement and each of the Affiliate Investors as holders of Registrable Securities or Exchange Securities included in a Market Making Shelf Registration Statement against any losses, claims, damages or liabilities, joint or several, to which such holder, such Market Maker, such Electing Holder or Affiliate Investor may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement or Secondary Offer Registration Statement, as the case may be, under which such series of Registrable Securities or Exchange Securities, as applicable, were registered under the Securities Act, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Issuer to any such holder, such Market Maker, such Electing Holder or Affiliate Investor or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any such holder, such Market Maker, such Electing Holder and such Affiliate Investor for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuer shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuer by such person expressly for use therein, which information, with respect to information provided by any Market Makers for inclusion in the prospectus forming a part of the Market Making Shelf Registration Statement the parties hereto agree will be limited to the statements concerning the market-making activities of the Market Makers to be set forth on the cover page and in the “Plan of Distribution” section of the prospectus forming a part of the Market Making Shelf Registration Statement and in the analogous section of the Canadian wrapper, if any, of such prospectus.
     (b) Indemnification by the Holders. Each holder of Registrable Securities, severally and not jointly, will (i) indemnify and hold harmless the Issuer and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Issuer or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Issuer to any such Electing Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such Electing Holder expressly for use therein, and (ii) reimburse the Issuer for any legal or other expenses reasonably incurred by the Issuer in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Registrable Securities pursuant to such registration.
     (c) Indemnification by the Market Makers. The Issuer may require, as a condition to including any Securities or Exchange Securities in the Market Making Shelf Registration Statement filed pursuant to Section 2(c) hereof and to entering into any underwriting agreement with respect thereto, that the Issuer shall have received an undertaking reasonably satisfactory to it from each underwriter named in any such underwriting agreement, severally and not jointly, to, and each Market Maker shall, and hereby agrees to, (i) indemnify and hold harmless the Issuer against any losses, claims, damages or liabilities to which the Issuer may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Market Making Shelf Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Issuer to the Market Makers or to any such underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such Market Maker or such underwriter expressly for use therein, which information, with respect to information provided by any Market Maker for inclusion in the prospectus forming a part of the Market Making Shelf Registration Statement the parties hereto agree will be limited to the statements concerning the market-making activities of the Market Makers to be set forth on the cover page and in the “Plan of Distribution” section of the prospectus forming a part of the Market Making Shelf Registration Statement and in the analogous section of the Canadian wrapper, if any, of such prospectus and (ii) reimburse the Issuer for any legal or other expenses reasonably incurred by the Issuer in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that, in the case of Securities held by any Market Maker at the time of the Exchange Offer, no Market Maker shall be required to undertake liability to any person under this Section 6(c) for any amounts in excess of the dollar amount of the proceeds to be received by such Market Maker from the sale of such Securities by such Market Maker pursuant to the Market Making Shelf Registration.
     (d) Indemnification by Affiliate Investors in Connection with the Market Making Shelf Registration. The Issuer may require, as a condition to including any Securities or Exchange Securities in the Market Making Shelf Registration Statement filed pursuant to Section 2(c) hereof and to entering into any underwriting agreement with respect thereto, that the Issuer shall have received an undertaking reasonably satisfactory to it from each underwriter named in any such underwriting agreement, severally and not jointly, to, and each Affiliate Investor shall, and hereby agrees to, (i) indemnify and hold harmless the Issuer against any losses, claims, damages or liabilities to which the Issuer may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Market Making Shelf Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Issuer to such Affiliate Investor or to any such underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such Affiliate Investor or such underwriter expressly for use therein, and (ii) reimburse the Issuer for any legal or other expenses reasonably incurred by the Issuer in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that, in the case of Securities held by any Market Maker at the time of the Exchange Offer, no Market Maker shall be required to undertake liability to any person under this Section 6(d) for any amounts in excess of the dollar amount of the proceeds to be received by such Market Maker from the sale of such Securities by such Market Maker pursuant to the Market Making Shelf Registration.
     (e) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a), (b), (c) or (d) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a), 6(b), 6(c) or 6(d). In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.
     (f) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a), 6(b), 6(c) or 6(d) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(f) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(f), none of any holder, Affiliate Investor or, in the case of a Market Making Shelf Registration relating to the sale by any Market Maker of Securities held by it at the time of the Exchange Offer, such Market Maker, shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities or such Market Maker or any Affiliate Investor from the sale of any such Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder or such Market Maker or such Affiliate Investor, as applicable, have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’, Market Maker’s and any Affiliate Investor’s obligations in this Section 6(f) to contribute shall be several in proportion to the principal amount of Registrable Securities registered by them and not joint.
     (g) The obligations of the Issuer under this Section 6 shall be in addition to any liability which the Issuer may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each Market Maker, each holder, Electing Holder, Affiliate Investor, and each person, if any, who controls any Market Maker, any holder, Electing Holder and Affiliate Investor within the meaning of the Securities Act; and the obligations of the Market Makers, the holders, the Electing Holders, the Affiliate Investors contemplated by this Section 6 shall be in addition to any liability which the Market Makers, Electing Holders, the other respective holders or Affiliate Investors may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuer (including any person who, with his consent, is named in any registration statement as about to become a director of the Issuer) and to each person, if any, who controls the Issuer within the meaning of the Securities Act.
7. Underwritten Offerings.
               Each holder of Registrable Securities hereby agrees with the Issuer and each other such holder that no holder of Registrable Securities may participate in any underwritten offering hereunder unless (a) the Issuer gives its prior written consent to such underwritten offering, (b) the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Issuer, (c) each holder of Registrable Securities participating in such underwritten offering agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (d) each holder of Registrable Securities participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.
8. Rule 144.
               The Issuer covenants to the holders of Registrable Securities, the Market Makers or any Affiliate Investor that to the extent it shall be required to do so under the Exchange Act, the Issuer shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any holder of

Registrable Securities, any Market Maker or any Affiliate Investor may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities or any Market Maker or any Affiliate Investor to sell Securities or Exchange Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any holder of Registrable Securities, any Market Maker or any Affiliate Investor in connection with that holder’s, that Market Maker’s or that Affiliate Investor’s sale pursuant to Rule 144, the Issuer shall deliver to such holder, such Market Maker or such Affiliate Investor a written statement as to whether it has complied with such requirements.
9. Miscellaneous.
     (a) No Inconsistent Agreements. The Issuer represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities, Securities or Exchange Securities, as applicable, or any other securities which would be inconsistent with the terms contained in this Agreement.
     (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Issuer fails to perform any of its obligations hereunder and that the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Issuer under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction. Time shall be of the essence in this Agreement.
     (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally, by facsimile or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: (i) if to the Issuer, to it at Energy Plaza, 1601 Byran Street, Dallas, Texas 75201-3411, Attention: General Counsel; (ii) if to a Dealer Manager, the addresses set forth in the Dealer-Manager Agreement; and (iii) if to a holder, to the address of such holder set forth in the security register or other records of the Issuer, or to such other address as the Issuer, any Dealer Manager or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.
     (d) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement. If the Issuer shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.
     (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf any Market Maker, any Affiliate Investor or any holder of Registrable Securities, any director, officer or partner of such Market Maker, such Affiliate Investor or such holder, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Indenture and the transfer and registration of Registrable Securities by such holder or of Securities or Exchange Securities by any Market Maker or any Affiliate Investor and the consummation of an Exchange Offer.
     (f) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
     (g) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.
     (h) Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Issuer, the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding and each of the Market Makers; provided, however, that any such amendment or waiver affecting solely provisions of this Agreement relating to the Market Making Shelf Registration may be effected by a written instrument duly executed solely by the Issuer and each of the Market Makers. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.
     (i) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the holders of Registrable Securities and the address of each Market Maker and each Affiliate Investor shall be made available for inspection and copying on any Business Day by any Market Maker, any Affiliate Investor or any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indenture and this Agreement) at the offices of the Issuer at the address thereof set forth in Section 9(c) and at the office of the Trustee under the Indenture.
     (j) Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.
     (k) Severability. If any provision of this Agreement, or the application thereof in any circumstance, is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained in this Agreement shall not be affected or impaired thereby.

     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the holders, this letter and such acceptance hereof shall constitute a binding agreement between each of the Dealer Managers, on behalf of the holders, and the Issuer.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

ONCOR ELECTRIC DELIVERY COMPANY LLC:
By:	/s/ John M. Casey
	Name:	John M. Casey
	Title:	Vice President – Treasurer
[Signature page to Exchange Offer Registration Rights Agreement]

Accepted and delivered as of the date first above written: BARCLAYS CAPITAL INC. :
By:	/s/ Gregory J. Hall
	Name:	Gregory J. Hall
	Title:	Managing Director

CITIGROUP GLOBAL MARKETS INC. :
By:	/s/ Brian Bednarski
	Name:	Brian Bednarski
	Title:	Managing Director

MORGAN STANLEY & CO. INCORPORATED :
By:	/s/ Yurij Slyz
	Name:	Yurij Slyz
	Title:	Executive Director

GOLDMAN, SACHS & CO. :
By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

J.P. MORGAN SECURITIES LLC :
By:	/s/ Maria Sramek
	Name:	Maria Sramek
	Title:	Executive Director

[Signature page to Exchange Offer Registration Rights Agreement]

RBS SECURITIES INC. :
By:	/s/ Mark Frenzel
	Name:	Mark Frenzel
	Title:	Vice President

CREDIT AGRICOLE SECURITIES (USA) INC. :
By:	/s/ David C. Travis
	Name:	David C. Travis
	Title:	Managing Director

DEUTSCHE BANK SECURITIES INC. :
By:	/s/ Richard Dalton
	Name:	Richard Dalton
	Title:	Director

By:	/s/ Ritu Ketkar
	Name:	Ritu Ketkar
	Title:	Director

[Signature page to Exchange Offer Registration Rights Agreement]

Exhibit A
Oncor Electric Delivery Company LLC
INSTRUCTION TO DTC PARTICIPANTS
(Date of Mailing)
URGENT — IMMEDIATE ATTENTION REQUESTED
DEADLINE FOR RESPONSE: [DATE]*
The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the Oncor Electric Delivery Company LLC (the “Issuer”) _____% Senior Secured Notes due 2017 (the “2017 Notes”) and the ____% Senior Secured Notes due 2020 (the “2020 Notes”, together with the 2017 Notes, the “Securities”) are held.
The Issuer is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.
It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline For Response]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Oncor Electric Delivery Company LLC, Energy Plaza, 1601 Byran Street, Dallas, Texas 75201-3411, (___) ___-_____.

*	Not less than 28 calendar days from date of mailing.

Oncor Electric Delivery Company LLC
Notice of Registration Statement
and
Selling Securityholder Questionnaire
(Date)
Reference is hereby made to the Registration Rights Agreement (the “Registration Rights Agreement”) among Oncor Electric Delivery Company LLC (the “Issuer”) and the Dealer Managers named therein. Pursuant to the Registration Rights Agreement, the Issuer has filed or will file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form [__] (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Issuer’s 5.00% Senior Secured Notes due 2017 (the “2017 Notes”) and the 5.75% Senior Secured Notes due 2020 (the “2020 Notes”, together with the 2017 Notes, the “Securities”). A copy of the Registration Rights Agreement has been filed as an exhibit to the Shelf Registration Statement and can be obtained from the Commission’s website at www.sec.gov. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Issuer’s counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response]. Beneficial owners of Registrable Securities who do not properly complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the prospectus forming a part thereof for resales of Registrable Securities.
Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related prospectus.
The term “Registrable Securities” is defined in the Registration Rights Agreement.

ELECTION
The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 6 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto. In addition, the undersigned, by signing and returning this Notice and Questionnaire, represents and warrants that the representation set forth in Section 3(h) of the Registration Rights Agreement is true and correct as of the date hereof.
Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Issuer, its officers who sign any Shelf Registration Statement, and each person, if any, who controls the Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act of 1934, as amended (the “Exchange Act”), against certain losses arising out of an untrue statement, or the alleged untrue statement, of a material fact in the Shelf Registration Statement or the related prospectus or the omission, or alleged omission, to state a material fact required to be stated in such Shelf Registration Statement or the related prospectus, but only to the extent such untrue statement or omission, or alleged untrue statement or omission, was made in reliance on and in conformity with the information provided in this Notice and Questionnaire.
Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Issuer and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Registration Rights Agreement.
The Selling Securityholder hereby provides the following information to the Issuer and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE
(1)	(a)	Full legal name of Selling Securityholder:

	(b)	Full legal name of registered holder (if not the same as in (a) above) of Registrable Securities listed in Item (3) below:

	(c)	Full legal name of DTC participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

(2) Address for notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

E-mail for Contact Person:

(3) Beneficial Ownership of Securities:
Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

(a)	Principal amount of Registrable Securities beneficially owned:

CUSIP No(s). of such Registrable Securities:

(b)	Principal amount of Securities other than Registrable Securities beneficially owned:

CUSIP No(s). of such other Securities:

(c)	Principal amount of Registrable Securities that the undersigned wishes to be included in the Shelf Registration Statement:

CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:
(4) Beneficial Ownership of Other Securities of the Issuer:
Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Issuer, other than the Securities listed above in Item (3).
State any exceptions here:

(5) Individuals who exercise dispositive powers with respect to the Securities:
If the Selling Securityholder is not an entity that is required to file reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (a “Reporting Company”), then the Selling Securityholder must disclose the name of the natural person(s) who exercise sole or shared dispositive powers with respect to the Securities. Selling Securityholders should disclose the beneficial holders, not nominee holders or other such others of record. In addition, the Commission has provided guidance that Rule 13d-3 of the Securities Exchange Act of 1934 should be used by analogy when determining the person or persons sharing voting and/or dispositive powers with respect to the Securities.

(a)	Is the holder a Reporting Company?

Yes ☐ No ☐
If “No”, please answer Item (5)(b).
(b)	List below the individual or individuals who exercise dispositive powers with respect to the Securities:

Please note that the names of the persons listed in (b) above will be included in the Shelf Registration Statement and related prospectus.
(6) Relationships with the Issuer:
Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Issuer (or its predecessors or affiliates) during the past three years.
State any exceptions here:

(7) Plan of Distribution:
Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.
State any exceptions here:

Note: In no event may such method(s) of distribution take the form of an underwritten offering of Registrable Securities without the prior written agreement of the Issuer.
(8) Broker-Dealers:
The Commission requires that all Selling Securityholders that are registered broker-dealers or affiliates of registered broker-dealers be so identified in the Shelf Registration Statement. In addition, the Commission requires that all Selling Securityholders that are registered broker-dealers be named as underwriters in the Shelf Registration Statement and related prospectus, even if they did not receive the Registrable Securities as compensation for underwriting activities.

(a)	State whether the undersigned Selling Securityholder is a registered broker-dealer:

Yes ☐ No ☐

(b)	If the answer to (a) is “Yes”, you must answer (i) and (ii) below, and (iii) below if applicable. Your answers to (i) and (ii) below, and (iii) below if applicable, will be included in the Shelf Registration Statement and related Prospectus.
(i)	Were the Securities acquired as compensation for underwriting activities?
Yes ☐ No ☐
If you answered “Yes”, please provide a brief description of the transaction(s) in which the Securities were acquired as compensation:

(ii)	Were the Securities acquired for investment purposes?
Yes ☐ No ☐
(iii)	If you answered “No” to both (i) and (ii), please explain the Selling Securityholder’s reason for acquiring the Securities:

(c)	State whether the undersigned Selling Securityholder is an affiliate of a registered broker-dealer and, if so, list the name(s) of the broker-dealer affiliate(s):

Yes ☐ No ☐

(d)	If you answered “Yes” to question (c) above:
(i)	Did the undersigned Selling Securityholder purchase Registrable Securities in the ordinary course of business?
Yes ☐ No ☐
If the answer is “No” to question (d)(i), provide a brief explanation of the circumstances in which the Selling Securityholder acquired the Registrable Securities:

(ii)	At the time of the purchase of the Registrable Securities, did the undersigned Selling Securityholder have any agreements, understandings or arrangements, directly or indirectly, with any person to dispose of or distribute the Registrable Securities?
Yes ☐ No ☐
If the answer is “Yes” to question (d)(ii), provide a brief explanation of such agreements, understandings or arrangements:

If the answer is “No” to Item (8)(d)(i) or “Yes” to Item (8)(d)(ii), you will be named as an underwriter in the Shelf Registration Statement and the related prospectus.
(9) Hedging and short sales:
(a)	State whether the undersigned Selling Securityholder has or will enter into “hedging transactions” with respect to the Registrable Securities:

Yes ☐ No ☐

If “Yes”, provide below a complete description of the hedging transactions into which the undersigned Selling Securityholder has entered or will enter and the purpose of such hedging transactions, including the extent to which such hedging transactions remain in place:

(b)	Set forth below is Interpretation A.65 of the Commission’s July 1997 Manual of Publicly Available Interpretations regarding short selling:
“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”
By returning this Notice and Questionnaire, the undersigned Selling Securityholder will be deemed to be aware of the foregoing interpretation.
*   *   *   *   *
By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act, particularly Regulation M (or any successor rule or regulation).
The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless the Issuer and certain other persons as set forth in the Registration Rights Agreement.
In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Issuer, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.
By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and related prospectus. The Selling Securityholder understands that such information will be relied upon by the Issuer in connection with the preparation of the Shelf Registration Statement and related prospectus.
In accordance with the Selling Securityholder’s obligation under Section 3(d) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Issuer of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect and to provide such additional information that the Issuer may reasonably request regarding such Selling Securityholder and the intended method of distribution of Registrable Securities in order to comply with the Securities Act. Except as otherwise provided in the Registration Rights Agreement, all notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:
(i) To the Issuer:
Oncor Electric Delivery Company LLC
Energy Plaza

1601 Byran Street
Dallas, Texas 75201-3411
Attention: General Counsel
(ii) With a copy to:
Baker & McKenzie LLP
2001 Ross Avenue, Suite 2300
Dallas, Texas 75201
Attention: W. Crews Lott, Esq.
Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Issuer’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Issuer and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above). This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.
Dated: ___________________________

Selling Securityholder (Print/type full legal name of beneficial owner of Registrable Securities)
By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE ISSUER’S COUNSEL AT:
Baker & McKenzie LLP
2001 Ross Avenue, Suite 2300
Dallas, Texas 75201
Attention: W. Crews Lott, Esq.

Exhibit B
NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT
The Bank of New York Mellon
Oncor Electric Delivery Company LLC
c/o The Bank of New York Mellon
Corporate Trust Division
101 Barclay Street
Floor 8W
New York, NY 10286
Attention: Trust Officer
Re:	Oncor Electric Delivery Company LLC (the “Company”) 5.00% Senior Secured Notes due 2017 5.75% Senior Secured Notes due 2020
Dear Sirs:
Please be advised that ___________________ has transferred $_________________________ aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form [___] (File No. 333-____) filed by the Company.
We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a “Selling Holder” in the prospectus dated [date] or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such prospectus opposite such owner’s name.
Dated:

Very truly yours,

(Name)

By:
(Authorized Signature)

B-11